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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 12, 2001


                         BRUSH ENGINEERED MATERIALS INC.
             (exact name of registrant as specified in its charter)



Ohio                                1-7006                   34-0119320
State of other juris-               (Commission              (IRS Employer
Diction of incorporation)           File Number)             Identification No.)


17876 St. Clair Avenue              Cleveland, Ohio           44110
(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code:  (216) 486-4200



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Item 5.       Other Events
              ------------

              On September 11, 2001, Brush Engineered Materials Inc. issued a press release, a copy of which is attached as Exhibit 99 hereto.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
              ------------------------------------------------------------------

              (C)      Exhibits


                       99    Press Release, dated September 11, 2001






                                   SIGNATURES
                                   ----------


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  BRUSH ENGINEERED MATERIALS, INC.



Date:  September 12, 2001         By: /s/Michael C. Hasychak
                                         Vice President, Secretary and Treasurer















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                                INDEX TO EXHIBITS



Exhibit Number                  Description of Exhibit
--------------                  ----------------------

     99                         Press Release, dated September 11, 2001


























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